Exhibit 10.22
DEBT SUBORDINATION AGREEMENT

This Debt Subordination Agreement is entered into as of May 13, 2008 (“Agreement”), by Wachovia Bank, National Association, a national banking association, whose address is 12 East 49th Street, 43rd Floor, New York, New York 10017 ("Bank"), Qualytextil S.A., with an address of Avenida Bernardino de Campos, nº 98, sala 09, 14º andar, CEP 04004-040, São Paulo, São Paulo, Brazil ("Creditor"), and Lakeland Industries, Inc., whose address is 701-07 Koehler Avenue, Ronkonkoma, New York 11779 ("Borrower").

Bank has agreed to extend or renew credit to the Borrower on the condition that Creditor enter into this Agreement and to induce the Bank to extend such credit to the Borrower, the Creditor has agreed to enter into this Agreement and to subordinate indebtedness owed it by the Borrower as provided herein.

In consideration of Bank's extension or renewal of credit to Borrower, Bank, Creditor and Borrower agree as follows:

Subordinated Debt:  All indebtedness of any kind now existing or hereafter contracted and all renewals, extensions and modifications thereof owing by Borrower to Creditor are hereinafter referred to as “Subordinated Debt”.

Bank Debt:  All indebtedness of any kind now existing or hereafter contracted and all renewals, extensions and modifications thereof owing by Borrower to Bank are herein after referred to as "Bank Debt".

Agreement to Subordinate:  Creditor and Borrower agree that Bank Debt shall be superior to and, except as otherwise provided herein, shall be paid before any part of the Subordinated Debt is paid.

Payment of Subordinated Debt Prohibited:  Borrower shall not, directly or indirectly, make or permit any payment or transfer of property or release any collateral for credit in reduction of Subordinated Debt; Creditor shall not demand, accept or receive any payment in reduction of Subordinated Debt or additional collateral for Subordinated Debt nor act to collect (including but not limited to, making demand or commencing litigation, bankruptcy, reorganization or liquidation proceedings against the Borrower), cancel, set-off, forgive, release, or otherwise discharge any Subordinated Debt.  In the event of Borrower’s bankruptcy, Bank shall be paid all principal, pre- and post- petition interest and pre- and post- petition costs and expenses to which Bank is entitled under the Bank Debt without regard to the application bankruptcy law or other insolvency law prior to any payment of Subordinated Debt or from any payment or distribution on account of subordinated debt made to Creditor.  Creditor agrees that any sums or property received in reduction of the Subordinated Debt shall be received in trust for Bank and delivered immediately to Bank.

Assignment of Subordinated Debt and Collateral: To secure payment and performance of Bank Debt by Borrower, Creditor hereby grants Bank a security interest in and assigns to Bank all Subordinated Debt and all collateral of any kind and guarantees therefor including all instruments evidencing Subordinated Debt.  Bank may file financing statements concerning the security interest hereby created.

Bank appointed attorney-in-fact:  Bank is hereby irrevocably appointed attorney-in-fact for Creditor with full power to act in stead of Creditor to sign financing statements reflecting the assignment of Subordinated Debt and collateral and guarantees therefor and to act in all matters concerning the Subordinated Debt including the right to make, present, file and vote proofs of claim against Borrower on account of all or part of the Subordinated Debt and receive and collect any dividends thereon, foreclose under any mortgage or security agreements or otherwise take possession of and sell collateral and collect against any guarantees and apply proceeds of such dividends, sale or collection to reduction of Subordinated Debt and to compromise or settle any claim related thereto.

Subordinated Legend: The parties hereto will cause any note and any other instrument which may evidence Subordinated Debt from time to time to be endorsed with the following legend:

"The indebtedness evidenced by this instrument is subordinated to the prior payment of the Bank Debt (as defined in the Debt Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Debt Subordination Agreement dated as of May 13, 2008, in favor of Wachovia Bank, National Association."

The parties hereto each will further mark the appropriate books of account to reflect the effect of this Agreement.  Creditor agrees to deliver to Bank, upon written request, all instruments evidencing Subordinated Debt or collateral or guarantees therefor endorsed in blank.

Limitation on Modification of Subordinated Debt:  Borrower and Creditor shall not, without the prior written consent of Bank, modify, extend, supplement or increase Subordinated Debt.

No Limitation on Modification of Bank Debt:  Bank may, without notice to Creditor, extend, renew, modify or increase Bank Debt and may substitute, exchange or release collateral or letters of credit securing payment of Bank Debt and may add or release any guarantor or surety on Bank Debt.

Further Assurance:  Creditor and Borrower shall execute and deliver to Bank such further instruments and shall take such further action as Bank may from time to time reasonably request in order to carry out the provisions and intent of this Agreement and to confirm that Bank Debt is entitled to the benefits of this Agreement and shall not act or permit any action prejudicial to or inconsistent with the priority position of Bank Debt over Subordinated Debt created by this Agreement.

Rights of Subrogation:  Creditor agrees that no payment or distribution to Bank pursuant to the provisions of this Agreement shall entitle the Creditor to exercise any rights of subrogation in respect thereof until Bank Debt is finally and unavoidably paid in full.

Representations, Warranties and Covenants:  Creditor represents, warrants and covenants that now and until all Bank Debt is fully paid, the Subordinated Debt is owned solely by Creditor and shall not be subject to any set off, security interests, liens, charges, subordinations other than this Agreement, assignments or encumbrances; is payable solely to Creditor; is not and shall not be subject to any guaranty or surety; and is not in default.  Creditor covenants that Creditor shall not sell, assign or otherwise transfer Subordinated Debt.  Borrower represents and warrants that the Subordinated Debt is due and payable according to its terms.

Termination of Subordination:  This Agreement and the subordination granted herein shall terminate when Bank Debt is finally and unavoidably paid.  Bank Debt shall be deemed not to be paid in full, for purposes of this Agreement, so long as the Bank has any obligation with respect to the Bank Debt, to make further advances to Borrower.  However, this Agreement and the subordination granted herein shall continue to be effective or be reinstated if any payment of Bank Debt is rescinded, avoided, or for any reason returned by Bank because of any adverse claim or threatened action as though such payment had not been made.

Remedies:  Upon violation of this Agreement by Creditor or Borrower, Bank may accelerate the maturity of Bank Debt and Subordinated Debt so that all Bank Debt and Subordinated Debt is immediately due and payable.  Creditor shall pay to Bank all sums received by Creditor paid in violation of this Agreement and Bank shall have all remedies of Creditor against collateral for Subordinated Debt.  Bank is entitled to specific performance of this Agreement and Borrower and Creditor waive any defense based upon adequacy of remedy at law which may be asserted as a bar to the remedy of specific performance.  No failure on the part of Bank to exercise or delay in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any partial exercise of any rights or remedies hereunder preclude any other or further exercise of such or additional rights or remedies.  The remedies provided herein are cumulative of any other remedies provided by law or otherwise held against Borrower.

Miscellaneous: Waiver of Notice:  Creditor waives notice of the acceptance of this Agreement by Bank.  Severability:  If any provision of this Agreement is found to be invalid or unenforceable, the remainder of such provision and all other provisions of this Agreement shall be valid and enforceable as if such unenforceable provision were not written.  Notices:  Any notices, demands or requests shall be sufficiently given Creditor whose address is listed on the first page hereof or Bank if in writing and mailed or delivered to Wachovia Bank, National Association, Mail Code VA7628, P. O. Box 13327, Roanoke, VA 24040 or Wachovia Bank, National Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA  24011 or to another address as provided herein and in the event either party hereto changes its address at prior to the date Bank Debt paid in full, that party shall promptly give written notice to the other party of such change of address by registered or certified mail, return receipt requested, all charges prepaid.  Notices to Bank must include the mail code.  Continuing Agreement:  This Agreement shall be binding upon the parties and their respective successors and assigns.  Assignment:  Bank may assign or transfer its rights with respect to any Bank Debt to any person or entity, and such transferee shall thereupon become vested with all the rights in respect thereof granted to Bank herein.  Modification:  This Agreement is irrevocable and no waiver or modification of any provision of this Agreement shall be valid unless in writing and signed by all parties hereto.  LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES.   EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.  FINAL AGREEMENT.  This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF CREDITOR AND BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

IN WITNESS WHEREOF, Bank, Creditor and Borrower have signed and sealed this Agreement as of the day and year first above written.

Qualytextil S.A.

By:	/s/ Miguel G. Bastos
Miguel G. Bastos, CFO

Lakeland Industries, Inc.

By:	/s/ Gary A. Pokrassa
Gary A. Pokrassa, Chief Financial Officer

Wachovia Bank, National Association

By:	/s/ Roger Grossman
Roger Grossman, Vice President

State of New York
County of
Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Director of Qualytextil S.A., a Brazilian corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

,Notary Public
Notary Seal

(Printed Name of Notary)

My Commission Expires:

State of New York
County of

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Gary A. Pokrassa, Chief Financial Officer of Lakeland Industries, Inc., a Delaware corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

,Notary Public
Notary Seal

(Printed Name of Notary)

My Commission Expires:

State of New York
County of

Corporate Acknowledgment

On the ____ day of April, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________________, Vice President of Wachovia Bank, National Association, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

,Notary Public
Notary Seal

(Printed Name of Notary)

My Commission Expires: